[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed

Exhibit 10.1
AMENDMENT NO. 5 TO SITAGLIPTIN SUPPLY AGREEMENT

    AMENDMENT NO. 5 TO SITAGLIPTIN CATALYST SUPPLY AGREEMENT (this “AMENDMENT”) is effective as of July 1, 2021 (the “AMENDMENT EFFECTIVE DATE”) by and between Codexis, Inc., a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, CA 94063 (“CODEXIS”) and Merck Sharp and Dohme Corp., having a place of business at One Merck Drive, Whitehouse Station, NJ 08889-0100. (“MERCK”)

W I T N E S S E T H:

    WHEREAS, the parties are party to that certain SITAGLIPTIN CATALYST SUPPLY AGREEMENT dated as of February 1, 2012, as amended as of October 1, 2013, February 25, 2015, December 4, 2015 and as of January 1, 2016 (as so amended, the “AGREEMENT”); and

WHEREAS, the parties desire to amend the AGREEMENT to modify the terms of the AGREEMENT as more fully set forth below;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.As of the AMENDMENT EFFECTIVE DATE, the AGREEMENT is amended as follows:
1.01Section 2.1.2 shall be amended to read in its entirety as follows:

During the TERM of this AGREEMENT, CODEXIS shall be the supplier of a minimum of [***]% of the SUBSTANCE requirements by MERCK; provided, however, there are no supply disruptions or compliance issues with the CODEXIS supplied SUBSTANCE pursuant to this Section 2.1.2. In the event MERCK or CODEXIS identifies a SUBSTANCE compliance issue with respect to the quality of SUBSTANCE or if CODEXIS is unable to supply, or anticipates it will be unable to supply, in whole or in part, the quantity of SUBSTANCE to MERCK as set forth in any purchase order or forecast, the identifying PARTY shall notify the other PARTY immediately of such issue, and the PARTIES shall discuss such issue in good faith. If the PARTIES mutually agree that such issue creates a significant risk with respect to quality and/or DELIVERY of SUBSTANCE, the PARTIES shall discuss in good faith steps to be taken to resolve such issue and CODEXIS shall have thirty (30) days to resolve such issue. If CODEXIS is unable to resolve such issue within such thirty (30)-day period, then MERCK shall have the right to immediately qualify its own SUBSTANCE MANUFACTURER and/or purchase from its own direct SUBSTANCE MANUFACTURER any quantity sufficient to alleviate the shortage and CODEXIS will have the obligation to immediately provide the appropriate technical support for such qualification at no cost to MERCK. In this case, the [***]% minimum SUBSTANCE supply commitment to CODEXIS by MERCK will immediately cease to be in effect until CODEXIS resolves such SUBSTANCE compliance issue to MERCK's reasonable satisfaction, at which point, such [***]% minimum requirement shall be reinstated at a reasonable time as MERCK may have made commitments to other suppliers to mitigate the risk. CODEXIS also hereby agrees and acknowledges that in the event of a shortage of SUBSTANCE, all available quantities of SUBSTANCE shall be allocated for DELIVERY to MERCK and shall be used solely to satisfy CODEXIS’ obligations to MERCK hereunder prior to satisfying CODEXIS’ obligations to any other customer besides MERCK.
1.02Section 2.1.3 shall be amended to read in its entirety as follows:
“Beginning on February 1, 2022, MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIER have the right to purchase up to and including [***]% of SUBSTANCE demand directly from a direct SUBSTANCE MANUFACTURER. The direct SUBSTANCE MANUFACTURER will be [***], which is also the SECONDARY SUBSTANCE MANUFACTURER for CODEXIS.
MERCK will negotiate the price for such SUBSTANCE directly with [***] and CODEXIS will not be involved in any part of the commercial agreement.
Within ninety (90) days after delivery of SUBSTANCE by [***] (as MERCK's, its AFFILIATES', and its THIRD PARTY SUPPLIERS' direct SUBSTANCE MANUFACTURER) to MERCK (or its AFFILIATE(S) or THIRD PARTY SUPPLIER(S)) as a SUBSTANCE MANUFACTURER, MERCK shall pay CODEXIS $[***]. Notwithstanding the foregoing, if MERCK's, its AFFILIATES', or its THIRD PARTY SUPPLIERS' direct purchases from a SUBSTANCE MANUFACTURER are necessitated as the result of a supply issue as described in Section 2.1.2, CODEXIS waives its right to this $[***] payment.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

In the event that during any calendar year (N) MERCK’s, its AFFILIATES’, and its THIRD PARTY SUPPLIERS’ purchases from direct SUBSTANCE MANUFACTURER exceeds [***]% of MERCK’s SUBSTANCE demand in calendar year (N), thereby resulting in a CODEXIS share of less than [***]% for calendar year (N), then MERCK shall make up such deficit of purchases from CODEXIS in the following calendar year (N+1). Such make-up volume shall be in addition to the minimum of [***]% of SUBSTANCE demand MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIERS are required to purchase from CODEXIS in calendar year (N+1). Make-up volume to be purchased in calendar year (N+1) will be priced according to the CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER applicable on December 31 of calendar year (N).
For purposes of facilitating MERCK’s, its AFFILIATES’, and its THIRD PARTY SUPPLIERS’ acquisition of SUBSTANCE from [***], beginning February 1, 2022 CODEXIS will, upon request by MERCK, perform the following services (“ANCILLARY SERVICES”) for MERCK for each lot of SUBSTANCE purchased by MERCK, its AFFILIATES or its THIRD PARTY SUPPLIERS from [***] as contemplated by this Section 2.1.3:
1.Testing for Certificate of Analysis pursuant to the latest Quality Standard Specifications in effect per Section 6.1 and as provided for under Attachment 5 of the Agreement:
a.Color, Form and Appearance
b.Conversion/Specificity (@ 24 Hours)
c.LOD
d.Assay (Weight %)
e.Molecular Weight
f.SDS-PAGE - Identity
g.Use Test (@16 Hours)
2.QC analytical data review
3.QA review of QC data sheet
4.Processing of BSE/TSE and COA
5.Product release

MERCK shall pay to CODEXIS a fee of US$[***] for ANCILLARY SERVICES performed by CODEXIS for each lot of SUBSTANCE purchased by MERCK, its AFFILIATES or its THIRD PARTY SUPPLIERS from [***]. CODEXIS will invoice MERCK upon completion of the ANCILLARY SERVICES for each lot of SUBSTANCE. MERCK shall pay complete invoices in the same manner as set forth in Sections 9.1 and 9.2 of the Agreement. CODEXIS shall make available to MERCK during quality audits of CODEXIS all documentation generated by CODEXIS in the regular course of performing the ANCILLARY SERVICES. CODEXIS warrants that it shall perform such ANCILLARY SERVICES for MERCK in good faith and in the same manner and with the same level of care as CODEXIS performs such services for itself with respect to SUBSTANCE produced by [***] for CODEXIS. Except as provided in the preceding sentence, ANCILLARY SERVICES are provided “as-is, where-is,” and CODEXIS makes no warranty of any kind, express or implied, with respect to the ANCILLARY SERVICES including, without limitation, no warranties of merchantability, fitness for any particular purpose or conformance with industry standards. CODEXIS shall not discriminate against MERCK in the performance or timing of the ANCILLARY SERVICES as compared to its performance of similar services for CODEXIS’ own business, and CODEXIS shall not be required to discriminate against its own businesses in the performance of the ANCILLARY SERVICES for MERCK. All risk and liability associated with the use of any ANCILLARY SERVICES by MERCK, its AFFILIATES, its and their THIRD PARTY SUPPLIERS, and/or [***], and the use of any SUBSTANCE produced by [***] which is purchased by MERCK, its AFFILIATES and their THIRD PARTY SUPPLIERS from [***], is the sole responsibility of MERCK.”
1.03Section 2.2.1.1 shall be amended to read in its entirety as follows:
"Within five (5) business days at the beginning of each QUARTER during the TERM, MERCK shall provide CODEXIS in writing (e-mail is acceptable) a good faith forecast reflecting MERCK’s, its AFFILIATES', and its THIRD PARTY SUPPLIERS' requirements, if any, for SUBSTANCE for each of the following six (6) QUARTERS, including the QUARTER in which the forecast is delivered, by setting forth the quantities of SUBSTANCE to be supplied, broken down by QUARTER. All projected order dates, quantities and shipping dates set forth in the forecasts delivered pursuant to this Section 2.2.1.1 shall be binding on MERCK in respect of the requirements set forth for the next three (3) QUARTERS of the forecast, including the QUARTER in which the forecast is made. Additionally, for the third QUARTER of the binding forecast, during the ensuing QUARTER and up until the next QUARTER’s forecast, MERCK reserves the right to adjust the quantities forecasted for the third QUARTER of the binding forecast by up to and including ±[***] % without penalty. For example only, the January 5th forecast in any calendar year shall include binding forecasts for the QUARTERS commencing January 1, April 1,

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

and July 1 in such calendar year and the binding forecast for the QUARTER commencing July 1 may be adjusted by ±[***] % without penalty between January 5th and April 5th. Except as provided in this Section 2.2.1.1, it is understood and agreed that the forecasts shall not constitute commitments to take DELIVERY of SUBSTANCE or FIRM ORDERS unless such forecasts are specified in writing by MERCK as binding."
1.04Section 2.2.1.6 shall be amended to read in its entirety as follows:
“CODEXIS shall cause each shipment of SUBSTANCE to be DELIVERED to MERCK with not less than [***] months of the then-current re-test period remaining on such shipment of SUBSTANCE; provided, however, that after the re-test period of SUBSTANCE is extended to [***] months or beyond, CODEXIS shall cause each shipment of SUBSTANCE to be DELIVERED to MERCK with not less than [***] months of the then-current re-test period remaining on such shipment of SUBSTANCE.  CODEXIS will perform stability tests through at least [***] months.”
1.05Section 4.1.2.2 shall be amended to read in its entirety as follows:
“Subject to Section 9.1, MERCK shall pay CODEXIS a SUBSTANCE FEE for the purchase of SUBSTANCE according to the schedule in ATTACHMENT 3 (Revised July 1, 2021). The pricing set forth in ATTACHMENT 3 (Revised July 1, 2021) will apply through the remaining TERM of this AGREEMENT based on the current ≥[***] % SUBSTANCE LOADING FACTOR. The PARTIES agree to negotiate a new pricing table should MERCK reduce the current ≥[***] % SUBSTANCE LOADING FACTOR.
The PARTIES agree that such ATTACHMENT 3 (Revised July 1, 2021) shall apply equally to all FIRM ORDERS placed by MERCK, its AFFILIATES and its THIRD PARTY SUPPLIERS directly with CODEXIS for DELIVERY of SUBSTANCE under this Agreement.”
1.06Section 11.2 shall be amended to read in its entirety as follows:
“MERCK shall protect, defend, indemnify, and hold CODEXIS, its AFFILIATES and their respective REPRESENTATIVES, harmless from any and all LOSSES to the extent such LOSSES arise out of or result from: (i) any breach by MERCK and/or its AFFILIATES of their representations, warranties, covenants or obligations under this AGREEMENT; (ii) any negligence, recklessness, or willful misconduct by MERCK and/or its AFFILIATES; (iii) product liability related to the marketing, sale or use of any COMPOUND or PRODUCT, or (iv) the use by MERCK and/or its AFFILIATES and/or their THIRD PARTY SUPPLIERS of any ANCILLARY SERVICES provided by CODEXIS to such parties and/or [***] pursuant to Section 2.3. The indemnification obligations for items (i), (ii) and (iii) above shall not apply to the extent CODEXIS is required to indemnify MERCK and its REPRESENTATIVES in accordance with Section 11.1, and the indemnification obligations for item (iv) above shall not apply to the extent of CODEXIS’ or its REPRESENTATIVES’ gross negligence or willful misconduct.”
1.07Section 12.1 shall be amended to read in its entirety as follows:
"This AGREEMENT shall become effective as of February 1, 2012 and shall continue in effect until December 31, 2026. This AGREEMENT may be renewed for an additional five (5) year term (beginning January 1, 2027) upon mutual written agreement executed by both PARTIES. Both PARTIES agree to initiate negotiations in good faith no later than [***] to extend this AGREEMENT and, provided an extension is mutually agreed upon, reach a commercial agreement no later than [***] for the new contract period 2027-2031. Both PARTIES acknowledge the intent to renew the AGREEMENT once the SUBSTANCE price is mutually agreed upon, provided that business conditions have not been significantly altered for either or both PARTIES during the period between the AMENDMENT EFFECTIVE DATE of this AMENDMENT and the negotiation period defined above."
1.08Attachment 2 (Annual License Fee Schedule) shall be replaced with Exhibit A entitled “Attachment 2 (Revised July 1, 2021) Annual License Fee Schedule” to this AMENDMENT.
1.09Attachment 3 (Revised January 1, 2016) Substance Fees shall be replaced with Exhibit B entitled “Attachment 3 (Revised July 1, 2021) Substance Fees” to this AMENDMENT.
1.10The Parties also agree that in addition to the execution of this AMENDMENT to the AGREEMENT, the Parties will negotiate and enter into an Amended and Restated Sitagliptin Catalyst Supply Agreement (“AMENDED AND RESTATED AGREEMENT”) that will amend and supersede this AGREEMENT. This AMENDED AND RESTATED AGREEMENT will include the original AGREEMENT, all changes made to the AGREEMENT through the AMENDMENTS and any other changes deemed mutually agreeable between the Parties. The Parties agree to take commercially reasonable efforts to enter into this new AGREEMENT by [***].
2.Miscellaneous

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

2.01Effect of AMENDMENT; Joinder. Except as expressly changed by this AMENDMENT, the AGREEMENT shall remain in full force and effect in accordance with its stated terms. The AGREEMENT and the Schedules and Exhibits thereto, as amended by this AMENDMENT and all preceding AMENDMENTS, set forth the entire understanding of the parties with respect to the subject matter thereof. There are no agreements, restrictions, promises, warranties, covenants or undertakings other than those expressly set forth or referred to therein. The AGREEMENT and the Schedules and Exhibits thereto, as amended by this AMENDMENT and all preceding AMENDMENTS, supersede all prior agreements and undertakings between the parties with respect to such subject matter.
2.02Counterparts. This AMENDMENT may be executed by the parties in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.
2.03Definitions. All capitalized terms used but not defined in this AMENDMENT shall have the respective definitions assigned to such terms in the AGREEMENT.

    IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be signed by their duly authorized representatives as of the date and year first written above.

Codexis, Inc.	Merck Sharp & Dohme Corp.

By: /s/ John Nicols	By: /s/ Rajiv Sharma
Name: John Nicols	Name: Rajiv Sharma
Title: President and Chief Executive Officer	Title: Director-Procurement
Date: August 16, 2021	Date: September 8, 2021

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit A:
ATTACHMENT 2 (REVISED JULY 1, 2021)

ANNUAL LICENSE FEE SCHEDULE

YEAR	DATE LICENSE FEE PAYABLE	LICENSE FEE IN MILLIONS USD
01	February 1, 2013	$ [***]
02	February 1, 2014	$ [***]
03	February 1, 2015	$ [***]
04	February 1, 2016	$ [***]
05	February 1, 2017	$ [***]
06	February 1, 2018	$ [***]
07	February 1, 2019	$ [***]
08	February 1, 2020	$ [***]
09	February 1, 2021	$ [***]

Note: For the avoidance of doubt, upon execution of this amendment, prior to November 1, 2021 no License Fee shall be due to CODEXIS from MERCK on [***].

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit B:

ATTACHMENT 3 (REVISED JULY 1, 2021)
SUBSTANCE FEE SCHEDULE
SUBSTANCE Price/Volume Table 1

CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER [CUMULATIVE SUBSTANCE PURCHASE VOLUME delivered commencing January 1, 2017 through January 31, 2022 (kg)		SUBSTANCE PRICE AT ≥[***] % SUBSTANCE LOADING FACTOR ($/kg)
[***]	[***]	[***]

SUBSTANCE Price/Volume Table 2

CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER [CUMULATIVE SUBSTANCE PURCHASE VOLUME delivered commencing February 1, 2022 and thereafter] (kg)		SUBSTANCE PRICE AT ≥[***] % SUBSTANCE LOADING FACTOR ($/kg)
[***]	[***]	[***]

Effective [***], 2022, in the event that [***], the parties shall make commercially reasonable efforts to negotiate in good faith [***]. [***]. In all cases, throughout the Term, CODEXIS shall [***], 20[***], [***].